UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014

__________________________________________

WESTMORELAND RESOURCE PARTNERS, LP
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-34815	77-0695453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 South High Street Suite 3450 Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (614) 643-0314

Oxford Resource Partners, LP
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On December 31, 2014, Westmoreland Resource Partners, LP (formerly named Oxford Resource Partners, LP) (the “Company”), Oxford Mining Company, LLC, a wholly owned subsidiary of the Company (“Borrower”), and the other subsidiaries of the Company (collectively, the “Guarantors”) entered into a Financing Agreement (the “Financing Agreement”) with the lenders party thereto and U.S. Bank National Association, as collateral agent and administrative agent. The Financing Agreement permits borrowings by the Borrower of an initial term loan in the principal amount of $175,000,000 (the “Closing Date Term Loan”) and delayed draw term loans in the aggregate principal amount of $120,000,000. The Borrower has not incurred any borrowings under the Financing Agreement other than the Closing Date Term Loan.
The Financing Agreement has a maturity date of December 31, 2018. The loans under the Financing Agreement will initially bear interest at a three-month LIBOR Rate plus 8.50%. The Financing Agreement includes incurrence-based financial covenants regarding the Company’s fixed charges and total net leverage, and otherwise contains customary affirmative covenants, negative covenants and events of default. The loans under the Financing Agreement are jointly and unconditionally guaranteed by the Guarantors and are secured by a first priority security interest in substantially all of the assets of each of the Company, Borrower and the Guarantors.
The above description of the Financing Agreement is qualified in its entirety by reference to the terms of the Financing Agreement, which is attached as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 31, 2014, Westmoreland Coal Company (“Westmoreland”) and the Company completed the previously announced contribution (the “Contribution”) from Westmoreland to the Company of certain fee simple interests in coal reserves and related surface lands at Westmoreland’s Kemmerer Mine located in Lincoln County, Wyoming, in exchange for 4,512,500 common units of the Company (on a post-split basis following the previously disclosed 12-to-1 reverse split of the Company’s common and general partner units).
Concurrently with the closing of the Contribution, Westmoreland completed its previously announced acquisition of (a) 100% of the membership interests in Westmoreland Resources GP, LLC (formerly named Oxford Resources GP, LLC), a Delaware limited liability company and the general partner of the Company (the “GP”), (b) 100% of the warrants that are exercisable into membership interests in the GP, (c) 100% of the subordinated units of the Company and (d) 100% of the warrants that are exercisable into subordinated units of the Company (collectively, the “GP Purchases”). Westmoreland completed the GP Purchases pursuant to the terms of a previously disclosed Purchase Agreement with AIM Oxford Holdings, LLC, a Delaware limited liability company, C&T Coal, Inc., an Ohio corporation, Jeffrey M. Gutman, Daniel M. Maher, and certain warrantholders executing the Purchase Agreement.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The description of the Financing Agreement contained in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Certain Directors.
In connection with the GP Purchases, as of December 31, 2014, the following individuals resigned from their respective positions on the board of directors of the GP (the “Board”): Brian D. Barlow; Matthew P. Carbone; Peter B. Lilly; George E. McCown; and Robert J. Messey.  There was no disagreement between these individuals and the Board, the Company, or the GP’s management regarding any matter relating to the Company’s operations, policies or practices.
Departure of Certain Officers.
In connection with the GP Purchases, as of December 31, 2014, the following individuals were terminated from their respective GP officer positions: Charles C. Ungurean (President and Chief Executive Officer); Bradley W. Harris (Senior Vice President, Chief Financial Officer and Treasurer); and Daniel M. Maher (Senior Vice President, Chief Legal Officer and Secretary). There was no disagreement between these individuals and the Board, the Company, or the GP’s management regarding any matter relating to the Company’s operations, policies or practices.
Appointment of Certain Officers.
As of December 31, 2014, the following individuals have been appointed to the following officer positions with the GP to serve until their successors have been elected and qualified or until their earlier removal or resignation: Keith E. Alessi (Chief Executive Officer and President); Kevin A. Paprzycki (Chief Financial Officer and Treasurer); and Jennifer S. Grafton (Chief Legal Officer and Secretary).
Keith E. Alessi, age 60, has served in various capacities at Westmoreland since 2007 and currently serves as its Chief Executive Officer. Mr. Alessi was an adjunct lecturer at the University of Michigan Ross School of Business from 2001 to 2010 and was an Adjunct Professor at The Washington and Lee University Law School from 1999 to 2007. He previously served as Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of a number of public and private companies from 1982 to 2000. Mr. Alessi currently serves as a member of the board of directors of MWI Veterinary Supply, Inc.
Kevin A. Paprzycki, age 44, joined Westmoreland as Controller and Principal Accounting Officer in June 2006 and was named Chief Financial Officer in April 2008. In June 2010, he was also named Treasurer. Prior to Westmoreland, Mr. Paprzycki was Corporate Controller at Applied Films Corporation from 2005 to 2006. Mr. Paprzycki became a certified public accountant in 1994 and a certified financial manager and certified management accountant in 2004.
Jennifer S. Grafton, age 38, joined Westmoreland as Associate General Counsel in December 2008, was named General Counsel and Secretary in February 2011 and was promoted to Senior Vice President, Chief Administrative Officer and Secretary in November 2014. Prior to Westmoreland, Ms. Grafton worked in the corporate group of various Denver-based and national law firms focusing her practice on securities and corporate governance. She is a member of the Colorado bar.
Item 7.01. Regulation FD Disclosure.
The following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as such shall be expressly set forth by specific reference in such a filing.
On January 2, 2015, the Company issued a joint press release with Westmoreland announcing the completion of the GP Purchases and the Contribution.

Item 9.01. Exhibits
(d) Exhibits

Exhibit No.	Description

10.1
Financing Agreement, dated as of December 31, 2014, by and among Oxford Mining Company, LLC, Westmoreland Resource Partners, LP and each of its other subsidiaries, the lenders party thereto and U.S. Bank National Association

99.1	Joint Press Release dated January 2, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: January 7, 2015	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1
Financing Agreement, dated as of December 31, 2014, by and among Oxford Mining Company, LLC, Westmoreland Resource Partners, LP and each of its other subsidiaries, the lenders party thereto and U.S. Bank National Association

99.1	Joint Press Release dated January 2, 2015